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                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                                 (the "Fund")

                       Supplement dated July 11, 2001 to
                        Prospectus dated June 28, 2001

The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Financial Highlights":

  For a Class L share of capital stock outstanding throughout each year ended February 28, except where noted:

                                2001/(1)/ 2000/(1)(2)/ 1999/(1)/ 1998/(3)/   1997

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
Net asset value, beginning of
 year                           $  14.15   $  15.92    $  16.18  $  15.60  $ 16.20

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Income (loss) from
 operations:
 Net investment income              0.68       0.67        0.65      0.70     0.79
 Net realized and unrealized
  gain (loss)                       1.36      (1.80)      (0.10)     1.06    (0.18)

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Total income (loss) from
 operations                         2.04      (1.13)       0.55      1.76     0.61

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Less distributions from:
 Net investment income             (0.67)     (0.64)      (0.65)    (0.70)   (0.83)
 Excess of net investment
  income                              --         --       (0.05)       --       --
 Net realized gains                   --         --       (0.11)    (0.48)   (0.38)

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Total distributions                (0.67)     (0.64)      (0.81)    (1.18)   (1.21)

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Net asset value, end of year    $  15.52   $  14.15    $  15.92  $  16.18  $ 15.60

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Total return                       14.72%     (7.19)%      3.49%    11.69%    3.88%

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Net assets, end of year (000)'s $162,129   $141,570    $183,578  $126,766  $72,597

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Ratios to average net assets:
 Expenses                           1.25%      1.25%       1.24%     1.25%    1.24%
 Net investment income              4.58       4.46        4.06      4.38     5.04

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Portfolio turnover rate               56%        55%         45%      110%     103%

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

/(1)/Per share amounts are calculated using the monthly average shares method. /(2)/For the year ended February 29, 2000.
/(3)/On June 12, 1998, Class C shares were renamed Class L shares.

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